Quarterly Report
May 31, 2022
MFS®  Technology Fund
SCT-Q3

Portfolio of Investments
5/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.3%
Brokerage & Asset Managers – 2.9%
Charles Schwab Corp.	214,891	$15,063,859
CME Group, Inc.	67,431	13,407,306
Morningstar, Inc.	30,621	7,870,515
Tradeweb Markets, Inc.	112,693	7,619,174
		$43,960,854
Business Services – 16.8%
Accenture PLC, “A”	92,256	$27,534,726
Clarivate PLC (a)	394,152	5,821,625
Cognizant Technology Solutions Corp., “A”	90,824	6,784,553
Endava PLC, ADR (a)	132,510	13,368,934
Equifax, Inc.	45,068	9,129,875
Fidelity National Information Services, Inc.	303,911	31,758,699
FleetCor Technologies, Inc. (a)	88,850	22,106,769
Global Payments, Inc.	370,893	48,601,823
MSCI, Inc.	16,708	7,390,784
Paya, Inc. (a)	1,443,906	8,504,606
PayPal Holdings, Inc. (a)	214,147	18,247,466
TaskUs, Inc., “A” (a)	238,369	5,859,110
Thoughtworks Holding, Inc. (a)	615,130	10,647,900
Verisk Analytics, Inc., “A”	72,907	12,752,892
WEX, Inc. (a)	155,159	26,420,475
		$254,930,237
Cable TV – 0.6%
Charter Communications, Inc., “A” (a)	18,917	$9,589,595
Computer Software – 24.2%
Adobe Systems, Inc. (a)	128,731	$53,613,887
Asana, Inc. (a)	20,783	451,822
Atlassian Corp. PLC, “A” (a)	35,321	6,263,120
Avalara, Inc. (a)	45,720	3,871,112
Black Knight, Inc. (a)	219,996	14,939,928
Dun & Bradstreet Holdings, Inc. (a)	608,291	10,505,186
Freshworks, Inc, “A” (a)	99,712	1,571,461
Intuit, Inc.	80,895	33,527,742
Microsoft Corp. (s)	708,711	192,677,260
Paycor HCM, Inc. (a)	301,552	7,394,055
Qualtrics International, “A” (a)	135,143	1,919,031
RAKUS Co. Ltd.	176,300	2,191,168
RingCentral, Inc. (a)	74,617	4,711,317
Salesforce, Inc. (a)	180,475	28,919,314
Topicus.com, Inc. (a)	105,699	5,568,031
		$368,124,434
Computer Software - Systems – 6.5%
Apple, Inc. (s)	122,366	$18,212,956
Constellation Software, Inc.	8,908	14,020,249
Descartes Systems Group, Inc. (a)	179,004	10,621,220
HubSpot, Inc. (a)	24,125	8,146,771
Nuvei Corp. (a)	87,812	4,517,049
Q2 Holdings, Inc. (a)	109,947	5,797,505
ServiceNow, Inc. (a)	59,451	27,791,559
TransUnion	104,319	9,055,933
Wix.com Ltd. (a)	22,298	1,404,997
		$99,568,239

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 3.1%
Booking Holdings, Inc. (a)	20,792	$46,648,099
Electronics – 9.6%
Advanced Micro Devices (a)(s)	322,677	$32,867,880
KLA Corp.	54,629	19,931,391
Lam Research Corp.	42,120	21,903,663
Marvell Technology, Inc.	289,041	17,096,775
Micron Technology, Inc.	113,046	8,347,317
NVIDIA Corp.	245,250	45,793,080
		$145,940,106
Insurance – 2.2%
Aon PLC	38,586	$10,637,003
Arthur J. Gallagher & Co.	140,674	22,780,747
		$33,417,750
Internet – 11.5%
Alphabet, Inc., “A” (a)(s)	63,221	$143,842,948
Meta Platforms, Inc., “A” (a)	79,606	15,414,906
Pinterest, Inc. (a)	101,343	1,991,390
Tencent Holdings Ltd.	296,300	13,683,749
		$174,932,993
Leisure & Toys – 1.9%
Activision Blizzard, Inc.	214,154	$16,678,314
Take-Two Interactive Software, Inc. (a)	97,978	12,201,200
		$28,879,514
Medical & Health Technology & Services – 0.2%
Guardant Health, Inc. (a)	55,006	$2,254,146
Medical Equipment – 0.6%
Bio-Techne Corp.	9,215	$3,407,062
Maravai Lifesciences Holdings, Inc., “A” (a)	190,531	5,935,041
		$9,342,103
Network & Telecom – 0.2%
Arista Networks, Inc. (a)	28,096	$2,873,659
Other Banks & Diversified Financials – 8.1%
Mastercard, Inc., “A”	224,347	$80,287,061
S&P Global, Inc.	27,343	9,555,832
Visa, Inc., “A”	154,225	32,721,918
		$122,564,811
Specialty Stores – 8.9%
Amazon.com, Inc. (a)(s)	56,299	$135,353,493
JD.com, Inc., “A”	19,490	550,909
		$135,904,402
Total Common Stocks		$1,478,930,942
Investment Companies (h) – 2.8%
Money Market Funds – 2.8%
MFS Institutional Money Market Portfolio, 0.64% (v)	42,699,209	$42,699,209

Other Assets, Less Liabilities – (0.1)%		(979,504)
Net Assets – 100.0%		$1,520,650,647

Portfolio of Investments (unaudited) – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $42,699,209 and $1,478,930,942, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At May 31, 2022, the fund had cash collateral of $57,230 and other liquid securities with an aggregate value of $554,887 to cover any collateral or margin obligations for securities sold short.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
5/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,413,004,636	$—	$—	$1,413,004,636
Canada	34,726,549	—	—	34,726,549
China	13,683,749	550,909	—	14,234,658
United Kingdom	13,368,934	—	—	13,368,934
Japan	2,191,168	—	—	2,191,168
Israel	1,404,997	—	—	1,404,997
Mutual Funds	42,699,209	—	—	42,699,209
Total	$1,521,079,242	$550,909	$—	$1,521,630,151
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$16,102,802	$338,924,759	$312,328,352	$—	$—	$42,699,209
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$57,891	$—
(3) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.